WINFIELD CAPITAL CORP.
                              237 Mamaroneck Avenue
                          White Plains, New York 10605

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON SEPTEMBER 9, 2003

To the Shareholders of Winfield Capital Corp.:

      The Annual Meeting of shareholders (the "Annual Meeting") of Winfield Capital Corp. a New York corporation (the "Company"), will be held at 9:00 a.m., Eastern Time, September 9, 2003, at The Yale Club of New York City (Council Room, 18th Floor), 50 Vanderbilt Avenue, New York, New York 10017, for the following purposes:

      1. To elect seven members to the Board of Directors to hold office until the next annual meeting of shareholders and until their respective successors are duly elected and have qualified;

      2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending March 31, 2004;

      3. To consider and vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      Only shareholders of record at the close of business on August 8, 2003 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

      The Board of Directors of the Company extends a cordial invitation to all shareholders to attend the Annual Meeting in person. Whether or not you plan to attend the meeting, please fill in, date, sign and mail the enclosed proxy in the return envelope as promptly as possible. Your proxy may be revoked by you at any time prior to the meeting. The prompt return of your completed proxy will assist the Company in obtaining a quorum of shareholders for the Annual Meeting, but will not affect your ability to change your vote by subsequent proxy or by attending the meeting and voting in person. If you are unable to attend, your signed proxy will assure that your vote is counted.

                                        By Order of the Board of Directors


July 11, 2003                           R. Scot Perlin, Secretary

                             WINFIELD CAPITAL CORP.
                              237 Mamaroneck Avenue
                             White Plains, New York

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         Annual Meeting of Shareholders

      This Proxy Statement is being furnished to the holders of record as of August 8, 2003 of the common stock, $.01 par value ("Common Stock"), of Winfield Capital Corp., a New York corporation (the "Company"), in connection with the solicitation by and on behalf of the Company's Board of Directors (the "Board") of proxies to be voted at the Annual Meeting of Shareholders of the Company. The Annual Meeting will be held on September 9, 2003 at 9:00 a.m., Eastern Time at The Yale Club of New York City (Council Room, 18th Floor), 50 Vanderbilt Avenue, New York, New York 10017, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Officers and other employees of the Company, without additional compensation, may solicit proxies personally or by telephone if deemed necessary. Solicitation expenses, which are not expected to exceed $5,000, will be paid by the Company.

      All proxies that are properly executed and received prior to the Annual Meeting will be voted at the meeting. If a shareholder specifies how the proxy is to be voted on any business to come before the meeting, it will be voted in accordance with such specification. If a shareholder does not specify how to vote the proxy, it will be voted FOR the election of the seven nominees to the Board named in this Proxy Statement, FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending March 31, 2004; and FOR such other business as may properly come before the meeting. Any proxy may be revoked by a shareholder at any time before it is actually voted at the meeting by delivering written notification to the Secretary of the Company, by delivering another valid proxy bearing a later date, or by attending the meeting and voting in person.

      This Proxy Statement and the accompanying proxy are first being sent to shareholders on or about August 8, 2003. The Company will bear the cost of preparing, assembling, and mailing the Notice, Proxy Statement, and form of proxy for the meeting.

                                VOTING SECURITIES

      All voting rights are vested exclusively in the holders of the Company's Common Stock, with each share entitled to one vote. Only shareholders of record at the close of business on August 8, 2003 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment. At the close of business on July 11, 2003, there were 5,346,084 shares of Common Stock issued and outstanding. A majority of the shares of Common Stock issued and outstanding must be represented at the Annual Meeting, in person or by proxy, in order to constitute a quorum. Cumulative voting is not allowed for any purpose.

      The election of directors requires the affirmative vote of the holders of a plurality of the shares present and represented at the meeting. The proposals to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending March 31, 2004 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock in person or represented by proxy at the Annual Meeting.

      A shareholder who abstains from voting or withholds his or her vote will be counted as present for determining whether the quorum requirement is satisfied. If a shareholder returns a signed proxy but fails to indicate a vote for or against any proposal, for purposes of determining the outcome of the vote on any such proposal, such shareholder will be deemed to have voted FOR the proposal. Abstentions are treated as non-votes with respect to any matter for which a vote is required. Broker "non-votes" are shares held by brokers or nominees which are present in person or represented by proxy but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Broker "non-votes" are counted as present and entitled to vote for the purpose of determining the existence or absence of a quorum but are not counted as votes cast with respect to any such matter.

                HOLDINGS OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

      As of July 11, 2003, there were 5,346,084 shares of Common Stock outstanding. The Company has no other class of voting securities outstanding.

      The following table sets forth information, as of July 11, 2003, as to the ownership of Common Stock by (a) each person known by the Company to own, beneficially or of record, 5% or more of the outstanding Common Stock (a person is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership, as determined in accordance with Rule 13d-5 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), within 60 days), (b) each of the Company's officers and directors, and
(c) all officers and directors of the Company as a group:

      ====================================================================================
      Name of Certain                            Number of Shares       Percentage of
      Beneficial Owners (1)                      Beneficially Owned     Common Stock
                                                                        Beneficially Owned
      ------------------------------------------------------------------------------------
      Paul A. Perlin (2)                              872,819                  15.2%
      ------------------------------------------------------------------------------------
      David Greenberg (3)                             551,333                   9.8%
      ------------------------------------------------------------------------------------
      R. Scot Perlin (4)                              223,714                   4.1%
      ------------------------------------------------------------------------------------
      Joel I. Barad (5)                                87,857                   1.6%
      ------------------------------------------------------------------------------------
      Barry J. Gordon (5)                              48,357                   0.9%
      ------------------------------------------------------------------------------------
      Allen L. Weingarten (5)                          89,357                   1.7%
      ------------------------------------------------------------------------------------
      Bruce A. Kaufman (6)                             16,000                   0.3%
      ------------------------------------------------------------------------------------
      All Directors and Officers as a
      Group (7 persons)                             1,889,437(7)               30.7%
      ====================================================================================

      (1) The business address for the above listed beneficial owners of the Company is c/o Winfield Capital Corp., 237 Mamaroneck Avenue, White Plains, New York 10605.

      (2) Includes 414,286 shares issuable upon the exercise of stock options granted to Mr. Paul A. Perlin. See "ELECTION OF DIRECTORS - Stock Options".

      (3) Includes 259,910 shares issuable upon the exercise of stock options granted to Mr. Greenberg. See "ELECTION OF DIRECTORS - Stock Options".

      (4) Includes 55,910 shares issuable upon the exercise of stock options granted to Mr. R. Scot Perlin. See "ELECTION OF DIRECTORS - Stock Options".

      (5) Includes 24,000 shares that, subject to approval by the U.S. Securities and Exchange Commission (the "Commission"), are issuable upon the exercise of stock options granted to Messrs. Barad, Gordon and Weingarten. See "ELECTION OF DIRECTORS - Stock Options".

      (6) Includes 9,000 shares that, subject to approval by the Commission, are issuable upon the exercise of stock options granted to Mr. Kaufman. See "ELECTION OF DIRECTORS - Stock Options".

      (7) Includes all shares owned by officers and directors of the Company, including shares that, subject to approval by the Commission, are issuable upon the exercise of outstanding stock options and stock options. See "ELECTION OF DIRECTORS - Stock Options".

      The number of stock options that may be granted by the Company under its stock option plan is restricted under The Investment Company Act of 1940, as amended (the "1940 Act") to 25% of the outstanding number of shares of the Common Stock (reduced to 20% of the outstanding number of shares of the Common Stock if 15% of the options are exercisable by officers, directors and employees pursuant to the Company's stock option plan) less the number of outstanding warrants and any other warrants, options or right to purchase shares of Common Stock.

      No such other warrant, option or right is outstanding as of the date of this Proxy Statement.

      There are no material proceedings pending to which any director or executive officer is a party adverse to the Company or has a material interest adverse to the Company.

PROPOSAL NO. 1 - ELECTION OF DIRECTOR

      The Company's Board of Directors consists of seven members. There is no provision for cumulative voting in the election of directors. Directors will be elected by a plurality vote of the shares represented at the Annual Meeting. The following table lists the names, ages, and the positions held with the Company. All of the persons listed have been nominated to be directors. All of the nominees are incumbent directors who have been approved as directors of the Company by the Small Business Administration ("SBA"), as required.

Name                        Age    Position
----                        ---    --------
Paul A. Perlin (1)          51     Chairman, Chief Executive Officer & Director
R. Scot Perlin (1)          55     Chief Financial Officer, Secretary & Director
Joel I. Barad               51     Director
Barry J. Gordon             58     Director
David Greenberg             44     Director
Bruce A. Kaufman            43     Director
Allen L. Weingarten         49     Director

----------
(1) The 1940 Act requires that a majority of the directors of a Business Development Company, which the Company has elected to be, may not be "interested persons," as defined in the 1940 Act and the rules thereunder, of the Company. Each of the directors named in the table above to which this Note (1) pertains is an "interested person".

      The directors to be elected at the Annual Meeting will serve until the next annual meeting of shareholders and thereafter until their respective successors are duly elected and qualified.

      The following sets forth biographical information as to the business experience of each nominee for director of the Company for at least the past five years.

      Paul A. Perlin became the Chief Executive Officer, Chairman and a director of the Company on May 2, 1995. He was Secretary of Pet Products Inc., a manufacturer and distributor of dog chews ("Pet Products"), from November 1991 to February 1995, and a member of its Board of Directors from March 1992 to February 1995, when it was acquired by The Hartz Mountain Corporation ("Hartz"). From 1986 to 1990, Mr. Perlin was a Vice President of Chase Manhattan Capital Corporation (a Small Business Investment Company), Chase Manhattan Investment Holdings, Inc. and The Chase Manhattan Bank, N.A., and a Director of Chase Manhattan Capital Markets Corporation. Prior to joining Chase, Mr. Perlin was Director of Corporate Finance at Neuberger & Berman, a New York Stock Exchange member firm. Paul A. Perlin and R. Scot Perlin are brothers.

      R. Scot Perlin became a director of the Company on May 2, 1995, its Chief Financial Officer on October 3, 1996 and its Secretary on September 24, 1998. He is currently an Adjunct Professor at both New York University's and Fordham University's Graduate Schools of Business Administration. From April 1994 to May 1995, he was Executive Vice President and Chief Financial Officer of Meridien Corporation, a multinational financial institution. From 1987 to 1989, Mr. Perlin was a Senior Vice President for Yamaichi International (America), Inc., a securities firm. From 1978 to 1987 he was with American International Group ("AIG"), an insurance company, where he held several senior management positions, including Senior Vice President and Chief Investment Officer for American International Underwriters and Treasurer of AIG Capital Corp., both subsidiaries of AIG, and Assistant Treasurer of AIG. Paul A. Perlin and R. Scot Perlin are brothers.

      Joel I. Barad became a director of the Company on October 24, 1995. Since 2001, Mr. Barad has been a new business consultant to Wunderman, NY, a division of Young & Rubicam. From 1999 to 2000, Mr. Barad was Chief Operating Officer at the Peterson Group, a corporate and brand identity consulting and design firm that is a subsidiary of True North Communications, Inc. He was a Vice President at Curran Partners, Inc., a retained executive search firm from 1997 to 1999. From 1995 to 1997, he ran his own management consulting practice. He was an Executive Vice President of Pet Products from 1993 to 1995. From 1988 to 1993, he was Vice President, Marketing, Seagram Asia Pacific and Global Duty Free, a distributor of alcoholic beverages. From 1976 to 1988, he was an account executive and later a Vice President of Ogilvy & Mather, an advertising agency.

      Barry J. Gordon became a director of the Company on October 24, 1995. He has been the President since 1980 and the Chairman of the Board of Directors since 1987, of American Fund Advisors, Inc., a money management firm. Since 1990, he has been the President, and from 1990 to 1993, he was a director, of John Hancock Technology Series, Inc., an investment company. From 1985 to 1992, he was the Chairman, the President and a director of National Value Fund, Inc., an investment company. From 1981 to 1990, he was a director, and from 1983 to 1990, he was the President, of National Aviation & Technology Corp. and National Telecommunications and Technology Fund, both investment companies and predecessors of John Hancock Technology Series, Inc.

      David Greenberg became a director of the Company on May 2, 1995, served as its Chief Operating Officer from November 1995 to October 1998 and its Managing Director from November 1998 to December 2002. He was a co-founder, President, Chief Financial Officer and a director of Pet Products from its inception in 1981 to February 1995, when it was acquired by Hartz.

      Bruce A. Kaufman became a director of the Company on September 24, 1998. He served as the Company's Treasurer and Secretary from May 2, 1995 to September 24, 1998. Since December 2002, he has been a principal at Compass Advisors LLP, an international investment banking partnership providing mergers and acquisitions, strategic advisory and restructuring services. He was a Vice President, Corporate Finance at Loeb Partners Corporation from mid-1999 to December 2002. Previously, Mr. Kaufman ran his own independent financial consulting practice in 1998 and 1999. He was a co-founder and President of Rockwater International Group, Ltd., a manufacturer and distributor of marine construction products from 1993 to 1997. From 1990 to 1993, Mr. Kaufman was an investment banker with Lehman Brothers, Inc.

      Allen L. Weingarten became a director of the Company on October 24, 1995. He has been a partner in the New York office of the law firm of Morrison & Foerster LLP since February 1998. Previously, Mr. Weingarten was special counsel to the New York law firm of Skadden, Arps, Slate, Meagher & Flom LLP for more than five years.

      At its meeting on September 24, 1998, the Company's Board of Directors authorized the formation of an Audit Committee, consisting of Messrs. Barry J. Gordon, Bruce A. Kaufman and R. Scot Perlin, and a Compensation Committee consisting of Messrs. Joel I. Barad, Barry J. Gordon, Bruce A. Kaufman and Allen
L. Weingarten.

      The Company is subject to the listing standards of the National Association of Securities Dealers. In connection with such standards, the Company's Board of Directors adopted a Charter of the Audit Committee (the "Charter") at its meeting on June 13, 2000. This Charter was included as Appendix A to the Proxy Statement for the 2000 Annual Meeting of Shareholders. Under this Charter, the Board of Directors appointed Messrs. Joel I. Barad, Barry J. Gordon, Bruce A. Kaufman and Allen L. Weingarten (all of whom are independent directors under the National Association of Securities Dealers listing standards) as members of the Audit Committee.

      The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the recommendation of independent accountants, the scope of the annual audits, fees to be paid to and the independence of the independent accountants and the Company's accounting practices.

      The Compensation Committee of the Board of Directors is responsible for setting the compensation of the officers of the Company and making recommendations for the officers' salaries to the full Board of Directors. The Compensation Committee approved and recommended the employment agreements of Messrs. Paul A. Perlin and David Greenberg.

      See "Executive Compensation."

      During the fiscal year ended March 31, 2003, there were five meetings of the Company's Board of Directors. All of the directors attended 100% of the meetings.

      The Company has no independent investment adviser, principal underwriter or administrator. The Company's loan and other investment decisions are made by its officers, subject to the Company's investment policies and objectives and oversight by its Board of Directors.

Section 16(a)

      Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all
Section 16(a) forms they file.

      To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company during the year ended March 31, 2003, no officers, directors or persons who beneficially own more than 10% of the Common Stock are not in compliance with Section 16(a).

Executive Compensation

      The aggregate compensation payable to management of the Company is limited by the SBA Regulations. The following table summarizes the compensation of the Company's named executive officers:

==============================================================================================
Name and Principal          Fiscal Year ended       Aggregate            Awards - Securities
Position                        March 31,       Compensation from       Underlying Options (#)
                                                     Company
----------------------------------------------------------------------------------------------
Paul A. Perlin,                   2003               $306,180               414,286 shares
Chairman of the Board &
Chief Executive Officer*
----------------------------------------------------------------------------------------------
David Greenberg,                  2003               $224,278               259,910 shares
Former Managing
Director (resigned
December 31, 2002)*
----------------------------------------------------------------------------------------------
R. Scot Perlin, Chief             2003               $200,784                55,910 shares
Financial Officer &
Secretary*
==============================================================================================

* The Company maintains a 401(k) retirement savings plan (the "Plan") that is available to all employees. Under the terms of the Plan, the Company matches 100% of each participant's voluntary contributions up to 3% of the participant's compensation. The Plan was initiated in October, 2001. The Company's matching contribution for the fiscal year ended March 31, 2003 to the Plan (which is not included in the above table) for Messrs. Paul A. Perlin, David Greenberg and R. Scot Perlin was $12,539, $8,462 and $12,539, respectively.

      Effective November 1, 2002, the Company entered into an employment agreement with Paul A. Perlin for a term of two years ending October 31, 2004, under which he is to continue to serve as the Chief Executive Officer of the Company. During the twenty-four month period, Mr. Perlin will receive a salary at the rate of $306,180 per annum. The employment agreement contains provisions, in general, prohibiting Mr. Perlin from owning more than a 5% equity interest in any companies or engaging in any other business activities, which are competitive with the business of the Company. The agreement provides for the use of an automobile for Mr. Perlin, for the reimbursement of certain business expenses, and payment of annual premiums on a term life insurance policy in the amount of $1,000,000, payable to beneficiaries named by Mr. Perlin. Under his previous employment agreement, Mr. Perlin had been granted, pursuant to the Company's stock option plan, options to purchase up to 214,286 shares of the Common Stock at an exercise price of $1.16 per share.

      Effective November 1, 2000 the Company entered into an employment agreement with David Greenberg for a term of two years ending October 31, 2002, under which he served as Managing Director of the Company. Mr. Greenberg received a salary at the rate of $249,480 per annum for the first twelve-month period and a salary of $261,954 per annum for the second twelve-month period. The employment agreement contained provisions, in general, prohibiting Mr. Greenberg from owning more than a 5% equity interest in any companies, or engaging in any other business activities, that are competitive with the business of the Company. The agreement provided for the use of an automobile for Mr. Greenberg, for the reimbursement of certain business expenses, and a term life insurance policy in the amount of $1,000,000, payable to beneficiaries named by Mr. Greenberg. Under his previous agreement, Mr. Greenberg had been granted, pursuant to the Company's stock option plan, options to purchase up to 150,000 shares of the

Common Stock at an exercise price of $1.16 per share. Effective November 1, 2002, with the approval of the Compensation Committee of the Board, he continued to serve as Managing Director of the Company until his resignation on December 31, 2002 at the rate of $261,954 per annum for the two-month period.

      Since February 5, 2001, in addition to the stock options listed in the table below, independent directors of the Company have been paid annual fees of $15,000 per year and per-meeting fees for each Board of Directors meeting and committee meeting thereof attended of $1,000 and $500, respectively. These fees paid to independent directors were, in the aggregate, $86,750 for the fiscal year ended March 31, 2003 and included in part, fees paid to Mr. Greenberg when he became an independent director for the last quarter of fiscal year 2003.

Stock Options

      As of the date of this Proxy Statement, the following options had been granted by the Company's Board of Directors under the Company's stock option plan:

======================================================================================================================
Name or                        Relationship to            Number        Exercise         Expiration of       Potential
Description of                     Company               of Shares      Price (1)            Option          Value (2)
Optionee
----------------------------------------------------------------------------------------------------------------------
Paul A. Perlin            Chairman of the Board,          214,286       $   1.16       May 2, 2005  (3)       $68,676
                          Chief Executive Officer &     --------------------------------------------------------------
                          Director                        200,000       $   1.11       Feb. 24, 2008(3)       $61,334
----------------------------------------------------------------------------------------------------------------------
David Greenberg           Former Managing                 150,000       $   1.16       May 2, 2005  (3)       $48,073
                          Director & Director           --------------------------------------------------------------
                                                          109,910       $   1.11       Feb. 24, 2008(3)       $33,706
----------------------------------------------------------------------------------------------------------------------
R. Scot Perlin            Chief Financial Officer,          2,000       $   1.16       May 2, 2005  (3)       $   641
                          Secretary & Director          --------------------------------------------------------------
                                                            4,000       $1.53125       Feb.5, 2007  (3)       $ 1,692
                                                        --------------------------------------------------------------
                                                           49,910       $   1.11       Feb. 24, 2008(3)       $15,306
----------------------------------------------------------------------------------------------------------------------
Joel I. Barad             Director                          2,000       $   5.00       Oct. 24, 2003(4)       $ 2,763
                                                        --------------------------------------------------------------
                                                            4,000       $1.53125       Feb. 5, 2007 (3)       $ 1,692
                                                        --------------------------------------------------------------
                                                           15,000       $   1.11       Feb. 24, 2008(3)       $ 4,600
                                                        --------------------------------------------------------------
                                                            3,000       $   1.68       Nov. 16, 2006          $ 1,392
----------------------------------------------------------------------------------------------------------------------
Barry J. Gordon           Director                          2,000       $   5.00       Oct. 24, 2003(4)       $ 2,763
                                                        --------------------------------------------------------------
                                                            4,000       $1.53125       Feb.5, 2007  (3)       $ 1,692
                                                        --------------------------------------------------------------
                                                           15,000       $   1.11       Feb. 24, 2008(3)       $ 4,600
                                                        --------------------------------------------------------------
                                                            3,000       $   1.68       Nov. 16, 2006          $ 1,392
----------------------------------------------------------------------------------------------------------------------
Allen L. Weingarten       Director                          2,000       $   5.00       Oct. 24, 2003(4)       $ 2,763
                                                        --------------------------------------------------------------
                                                            4,000       $1.53125       Feb. 5, 2007 (3)       $ 1,692
                                                        --------------------------------------------------------------
                                                           15,000       $   1.11       Feb. 24, 2008(3)       $ 4,600
                                                        --------------------------------------------------------------
                                                            3,000       $   1.68       Nov. 16, 2006          $ 1,392
----------------------------------------------------------------------------------------------------------------------
Bruce A. Kaufman          Director                          4,000       $   1.50       Apr. 24, 2007(3)       $ 1,658
                                                        --------------------------------------------------------------
                                                            2,000       $   1.11       Feb. 23, 2008(3)       $   613
                                                        --------------------------------------------------------------
                                                            3,000       $   1.68       Nov. 16, 2006          $ 1,392
======================================================================================================================

(1) The exercise prices were based upon the fair market value of the shares underlying the options on the date of the grants.

(2) The potential value is equal to the appreciated market value of the underlying shares, assuming for this purpose that the market value of the Common Stock will appreciate in value from the grant date to the expiration of the option at an annualized (compounded) rate of 5%, less the aggregate exercise price of the underlying shares.

(3)   Expiration date of the option extended to the maximum 10 year period.

(4)   Expiration date of the option extended from October 24, 2000.

      The number of stock options that may be granted by the Company under its stock option plan is restricted under the 1940 Act to 25% of the outstanding number of shares of the Common Stock (reduced to 20% of the outstanding number of shares of the Common Stock if 15% of the options are exercisable by officers, directors and employees pursuant to the Company's stock option plan) less the number of outstanding warrants and any other warrants, options or right to purchase shares of Common Stock. No such other warrant, option or right is outstanding at the date of this Proxy Statement. Under the 1940 Act, the grant of options to independent directors requires the approval of the Commission, which, as of the date of this Proxy Statement, has been applied for and is pending.

           THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE
                              NOMINATED DIRECTORS

PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      The Board of Directors of the Company, including a majority of the disinterested directors, has appointed the firm of PricewaterhouseCoopers LLP to serve as independent accountants of the Company for the fiscal year ending March 31, 2004, subject to ratification of this appointment by the affirmative vote of the holders of the majority of shares present in person or by proxy at the Annual Meeting. See "OTHER MATTERS" for certain additional information concerning the Company's independent accountants.

      One or more representatives of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, and such representative will be given an opportunity to make a statement, if he or she wishes, and will be available to answer appropriate questions from the shareholders present at the Annual Meeting.

      The following table sets forth the aggregate fees billed by the independent accountants for the Company for each of the two most recent fiscal years for professional services rendered for: (i) the audit of the Company's annual financial statements and review of financial statements included in the Company's reports to shareholders ("Audit Fees"); (ii) assurance and related services (e.g., due diligence services) provided to the Company ("Audit-Related Fees"); (iii) tax compliance such as preparation of original and amended tax returns, claims for refund and tax payment-planning services ("Tax Fees") and
(iv) all other services provided to the Company ("All Other Fees"):

================================================================================
Fiscal Year                      Audit-Related
Ended March 31,    Audit Fees         Fees          Tax Fees      All Other Fees
--------------------------------------------------------------------------------
     2003            $94,500          None           $20,000           None
--------------------------------------------------------------------------------
     2002            $79,267          None           $20,000           None
================================================================================

REPORT OF THE AUDIT COMMITTEE

      In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2003 with the Company's management and has discussed with the Company's independent accountants, PricewaterhouseCoopers LLP, the matters that are required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.

      Based on these reviews and discussions, at a meeting held on June 12, 2003, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2003, for filing with the Commission.

      In addition, PricewaterhouseCoopers LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with PricewaterhouseCoopers LLP their independence. At a meeting held on June 26, 2003, the Audit Committee met to discuss, among other things, the audit and non-audit services provided by the Company's independent accountants. The Audit Committee concluded that the non-audit services (i.e., those related to tax compliance) provided by the Company's independent accountants were compatible with maintaining the independent accountants' independence.

                                        THE AUDIT COMMITTEE

                                        Joel I. Barad        Bruce A. Kaufman
                                        Barry J. Gordon      Allen L. Weingarten

      THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF
             PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2004

                              CERTAIN TRANSACTIONS

      Reference is made to "ELECTION OF DIRECTORS" - Executive Compensation" for information about employment agreements between the Company and Messrs. Paul A. Perlin and David Greenberg and to "ELECTION OF DIRECTORS - Stock Options" for information about stock options granted to management personnel and directors.

                              SHAREHOLDER PROPOSALS

      Proposals by shareholders of the Company to be presented at the 2004 Annual Meeting of Shareholders must be received by the Company no later than May 1, 2004 to be considered for inclusion in the Company's Proxy Statement and proxy for that meeting. The proponent must be a record or beneficial owner of Common Stock of the Company entitled to vote on his or her proposal at the 2004 Annual Meeting and must continue to own such stock entitling him or her to vote through that date on which the meeting is held.

                                  ANNUAL REPORT

      The Annual Report to Shareholders on Form 10-K concerning the Company's operations during the fiscal year ended March 31, 2003, including certified financial statements as of and for the year then ended, is being furnished to shareholders, together with this Proxy Statement. The Annual Report is incorporated in this Proxy Statement and should be considered part of the soliciting material.

                                  OTHER MATTERS

      Subsequent to the appointment by the Board of Directors, including a majority of the disinterested directors of the Company, of PricewaterhouseCoopers LLP as independent accountants of the Company, PricewaterhouseCoopers LLP informed the Company that it may choose to resign its position as independent accountants of the Company for the fiscal year ending March 31, 2004. The Company has been told that the decision to resign is being contemplated solely due to considerations on the part of PricewaterhouseCoopers LLP as to the limited scope of services that it provides the Company and the correspondingly limited fees that these services generate.

      In anticipation of a final decision to be made in the near future, the Company is actively soliciting proposals from other public accounting firms; however, it is unlikely that a determination and requisite recommendation by the Audit Committee and approval by the Board of Directors of replacement independent accountants will be made prior to the Annual Meeting. In that event, and pursuant to the requirements of the 1940 Act, the Board of Directors, including a majority of the disinterested directors, will approve replacement independent accountants based on the criteria as described in Proposal No. 2 of this proxy statement.

      The Board of Directors knows of no other business to be presented at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote on such other matters in accordance with their best judgment.

                                        By Order of the Board of Directors


July 11, 2003                           R. Scot Perlin, Secretary

                             WINFIELD CAPITAL CORP.

                ANNUAL MEETING OF SHAREHOLDERS--SEPTEMBER 9, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby acknowledges receipt of the Proxy Statement dated July 11, 2003 (the "Proxy Statement") and appoints Paul A. Perlin and R. Scot Perlin and each of them, with full power of substitution, as the undersigned's proxies (the "Proxies") to vote at the Annual Meeting of Shareholders to be held at 9:00 a.m., Eastern Time, on September 9, 2003, at The Yale Club of New York City (Council Room, 18th Floor), 50 Vanderbilt Avenue, New York, New York 10017, and at any adjournments thereof (the "Meeting").

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS REFERRED TO HEREIN AND FOR THE RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS.

(1)   FOR ALL NOMINEES listed below (Except as marked to the contrary below) |_|

      WITHHOLD AUTHORITY to vote for all nominees listed below |_|

      Joel I. Barad, Barry J. Gordon, David Greenberg, Bruce A. Kaufman,

      Paul A. Perlin, R. Scot Perlin, Allen L. Weingarten

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.

--------------------------------------------------------------------------------
                                                     (continued on reverse side)

(2) APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS AS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

      FOR  |_|       AGAINST  |_|       ABSTAIN  |_|

(3) IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

IN WITNESS WHEREOF, THE UNDERSIGNED HAS SET HIS OR HER HAND THIS ____DAY OF ______________, 2003.


                                        ________________________________________
                                        SHAREHOLDERS' SIGNATURE

                                        ________________________________________
                                        SHAREHOLDERS' NAME

                                        (Please sign exactly as name appears to
                                        the left. When signing as attorney,
                                        executor, trustee, guardian, etc.,
                                        please give full title as such.)